Effective immediately, the footnote (#) directly beneath the first table in the sub-section entitled “Fees and Expenses” under the main heading “Summary of Key Information” is restated in its entirety as follows:

#
On shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

Effective immediately, the European Market Risk paragraph in the sub-section entitled “Principal Risks” under the main heading “Summary of Key Information” is restated in its entirety as follows:

European Market Risk:  The economies of countries in Europe are in all stages of economic development and include both emerging and developed markets.  European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (EMU) imposes on its members, the deficit and budget issues of several EMU members, and the uncertainty surrounding the Euro.  Eastern European countries remain relatively undeveloped and can be particularly sensitive to social, political, and economic conditions.

Effective immediately, the European Market Risk paragraph in the sub-section entitled “Principal Risks” under the main heading “Investment objective, Strategies, and Risks” is restated in its entirety as follows:

European Market Risk:  The economies of countries in Europe are in all stages of economic development and include both emerging and developed markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU).  European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members.  Several EMU countries are facing significant deficit and budget issues, which may have a negative impact on all the economies in Europe and the stability of the Euro.  Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic conditions.

Effective immediately, the first paragraph after the footnote (*) under the sub-heading "Class A Shares" in the sub-section entitled “Sales Charges and Waivers or Reductions” under the main heading “Description of Share Classes” is restated in its entirety as follows:

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

Effective immediately, the last two paragraphs of the sub-section entitled “How to Redeem Shares” under the main heading “How To Purchase, Redeem, and Exchange Shares” are restated in their entirety as follows:

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your Class A, Class B, or Class C shares without your permission when your account contains less than $500 for any reason, including market fluctuation. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500. Certain accounts are not subject to these provisions.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity.  Any applicable CDSC will be assessed upon redemption of your shares.